Mason Street Funds, Inc.

Supplement dated December 14, 2005

to the Prospectus dated July 22, 2005

Class A, Class B and Class C Shares of:

Mason Street Small Cap Growth Stock Fund

Mason Street Aggressive Growth Stock Fund

Mason Street Select Bond Fund

Mason Street High Yield Bond Fund

Mason Street International Equity Fund

Mason Street Municipal Bond Fund

Mason Street Growth Stock Fund

Mason Street Large Cap Core Stock Fund

Mason Street Index 500 Stock Fund

Mason Street Asset Allocation Fund

Mason Street Index 400 Stock Fund

On December 14, 2005, the Board of Directors of Mason Street Funds, Inc. (“Mason Street Funds”) approved an Agreement and Plan of Reorganization on behalf of 10 out of 11 Mason Street Funds into the American Century family of funds (the “American Century Reorganization”). Separately, The Northwestern Mutual Life Insurance Company entered into a strategic business agreement with American Century. Together, the transactions will involve four Mason Street Funds which will be reorganized into newly created co-branded, American Century/Mason Street fund offerings, with Mason Street Advisors serving as sub-advisor, and another six funds which will be reorganized into new or existing American Century funds.

The Mason Street Board of Directors also approved an Agreement and Plan of Reorganization for the remaining Mason Street Fund, the Index 400 Stock Fund, which will be reorganized into the Federated Mid-Cap Index Fund managed by Federated Investors, Inc. (the “Federated Reorganization” and, together with the American Century Reorganization, the “Reorganizations”).

The Reorganizations are subject to the approval of Mason Street Fund shareholders. Mason Street Funds’ shareholders will receive a prospectus/proxy statement for each Reorganization that describes the Reorganizations and the funds in more detail and that will seek approval for the Reorganizations. If the Reorganizations are approved by shareholders of each Mason Street Fund and certain other conditions required by the Agreements and Plans of Reorganizations are satisfied, the Reorganizations are expected to be consummated shortly thereafter. The Reorganizations are expected to be tax-free and Mason Street Funds’ shareholders will not bear any of the expenses related to the Reorganizations.

Each series of the Mason Street Funds (each, an “Acquired Fund”) would transfer all of its assets to the corresponding fund listed below (each, an “Acquiring Fund”) in exchange for an aggregate value of newly issued shares of the applicable Acquiring Fund equal to the net asset value of the Acquired Fund’s assets. Upon this transfer of assets, the Acquiring Fund will issue shares to the Acquired Fund, which shares will be distributed to its shareholders in liquidation of the Acquired Fund.

The proposed reorganizations are as follows:

Acquired Fund	Acquiring Fund

Mason Street Small Cap Growth Stock Fund	American Century Mason Street Small Cap Growth Fund, a series portfolio of American Century Mutual Funds, Inc.

Mason Street Aggressive Growth Stock Fund	American Century Mason Street Mid Cap Growth Fund, a series portfolio of American Century Mutual Funds, Inc.

Mason Street Select Bond Fund	American Century Mason Street Select Bond Fund, a series portfolio of American Century Investment Trust

Mason Street High Yield Bond Fund	American Century Mason Street High-Yield Bond Fund, a series portfolio of American Century Investment Trust

Mason Street International Equity Fund	American Century International Value Fund, a series portfolio of American Century World Mutual Funds, Inc.

Mason Street Municipal Bond Fund	American Century Long-Term Tax-Free Fund, a series portfolio of American Century Municipal Trust

Mason Street Growth Stock Fund	American Century Select Fund, a series portfolio of American Century Mutual Funds, Inc.

Mason Street Large Cap Core Stock Fund	American Century Equity Growth Fund, a series portfolio of American Century Quantitative Equity Funds, Inc.

Mason Street Index 500 Stock Fund	American Century Equity Index Fund, a series portfolio of American Century Capital Portfolios, Inc.

Mason Street Asset Allocation Fund	American Century Strategic Allocation: Moderate Fund, a series portfolio of American Century Strategic Asset Allocations, Inc.

Mason Street Index 400 Stock Fund	Federated Mid-Cap Index Fund, a series portfolio of Federated Index Trust

It is anticipated that each Acquired Fund will close to new investors during the first quarter of 2006.

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